UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 16, 2010

Energroup Holdings Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-32873	87-0420774
(Commission File Number)	(IRS Employer Identification No.)

No. 9, Xin Yi Street, Ganjingzi District, Dalian City, Liaoning Province, PRC 116039

(Address of principal executive offices and zip code)

+86 411 867 166 96

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 16, 2010, Ms. Sharon Tang resigned from her position as Chief Financial Officer of Energroup Holdings Corporation, a Nevada corporation (the “Company”) to be effective immediately after the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010.

Ms Shu Wang, who previously served as Chief Financial Officer of the Company, has assumed Ms. Tang’s duties and shall act in the capacity of Interim Chief Financial Officer until a replacement Chief Financial Officer is identified and appointed. The Board of Directors and the Company are actively seeking a permanent replacement for the role of Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energroup Holdings Corporation

Dated: August 20, 2010	By:	/s/ Huashan Shi
Name: Huashan Shi
Title: Chief Executive Officer and President